UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  January 16, 2002
                                                          ----------------


                                  VSOURCE, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)




            Delaware                    000-30326                77-0557617
   ---------------------------    ----------------------    ------------------
  (State or other jurisdiction   (Commission File Number)      (IRS Employer
        of incorporation)                                   Identification No.)


        16875 West Bernardo Drive, Suite 250, San Diego, California 92127
        -----------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (858) 618-5884
                                                           --------------


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Item  5.  Other  Events.
          -------------

          On January 16, 2002, Vsource, Inc. (the "Registrant") filed an amendment to its certificate of incorporation to increase its number of authorized shares of common stock from 100,000,000 shares to 500,000,000 shares (the "Amendment") with the Secretary of State of the State of Delaware. The Amendment was adopted by the Registrant's Board of Directors on January 14, 2002, and had been approved by stockholders of the Registrant at the Annual Meeting of Stockholders held on November 20, 2001. A copy of the Amendment is attached hereto as Exhibit 3.3 to this Current Report and is incorporated by reference in its entirety.

          As a result of the adoption of the Amendment, the conditions permitting conversion (the "Conversion Conditions") of shares of the Registrant's Series 3-A Convertible Preferred Stock (the "Series 3-A Preferred Stock") into shares of the Registrant's Common Stock, and exercise of the warrants (the "Series B Warrants") issued under the Exchangeable Note and Warrant Purchase Agreement dated July 12, 2001 between the Registrant and the Purchasers set forth therein, have been satisfied. In addition, under the terms of the Registrant's Certificate of Incorporation, the conversion price of the Registrant's Series 1-A Convertible Preferred Stock has been reduced to $0.65 per share, and under the terms of the Registrant's Certificate of Designation relating to the Registrant's Series 2-A Convertible Preferred Stock, the conversion price of the Series 2-A Convertible Preferred Stock has been reduced to $1.54 per share.


Item  7.  Financial  Statements  and  Exhibits.
          ------------------------------------

(c)   Exhibits.
      --------

3.3   Amendment  to  Certificate  of  Incorporation



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      VSOURCE,  INC.
                                     (Registrant)


Dated: January 23, 2002                By:  /s/  Dennis M. Smith
                                            --------------------------
                                            Dennis  M.  Smith
                                            Chief  Executive  Officer



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                                  EXHIBIT INDEX


Exhibit  No.           Description
------------           -----------

3.3                    Amendment  to  Certificate  of  Incorporation



                                        4
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                                                                     Exhibit 3.3
                                                                     -----------

                                                                          PAGE 1

                                    Delaware
                                 The First State

     I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "VSOURCE, INC.", FILED IN THIS OFFICE ON THE SIXTEENTH DAY OF JANUARY, A.D. 2002, AT 2:30 O'CLOCK P.M.

     A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS.

     [SEAL]

                                       /s/  Harriet Smith Windsor
                                       ---------------------------
                                       Harriet Smith Windsor, Secretary of State

3313408  8100                          AUTHENTICATION: 1563280

020031203                              DATE: 01-16-02


                           CERTIFICATE OF AMENDMENT OF
                         CERTIFICATE OF INCORPORATION OF
                                  VSOURCE, INC.
                            (a Delaware corporation)


     VSOURCE, INC., a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), hereby certifies as follows:

     FIRST: The name of the Corporation is Vsource, Inc. The original Certificate of Incorporation of the Corporation was filed on November 8, 2000.

     SECOND: Pursuant to Section 242(b) of the Delaware General Corporation Law (the "DGCL") the Board of Directors of the Corporation has duly adopted, and a majority of the outstanding stock entitled to vote thereon and a majority of the outstanding stock of each class entitled to vote as a class has approved, the amendments to the Certificate of Incorporation of the Corporation set forth in this Certificate of Amendment.

     THIRD: Pursuant to Section 242 of the DGCL, Article 4, paragraph A, of the Certificate of Incorporation is hereby amended and restated as follows:



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          This  Corporation  is  authorized  to issue two classes of stock to be designated "Common Stock" and "Preferred Stock," respectively. The total number of shares which this Corporation is authorized to issue is 505,000,000. The number of shares of Common Stock this Corporation is authorized to issue is 500,000,000 shares, with a par value of $0.01, and the number of shares of Preferred Stock this Corporation is authorized to issue is 5,000,000 shares, with a par value of $0.01.

     IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its duly authorized officer this 15th day of January, 2002, and the foregoing facts stated herein are true and correct.


                         VSOURCE,  INC.

                         By:  /S/  PHILLIP E. KELLY
                            -----------------------------
                         Name:  Phillip E. Kelly
                         Title: Chief Executive Officer



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